Exhibit 10.3

TAX RECEIVABLE AGREEMENT

by and among

VACASA, INC.,

VACASA HOLDINGS LLC,

the several EXCHANGE TRA PARTIES (as defined herein),

the several REORGANIZATION TRA PARTIES (as defined herein),

REPRESENTATIVE (as defined herein),

and

OTHER PERSONS FROM TIME TO TIME PARTY HERETO

Dated as of December 6, 2021

CONTENTS

i

Annexes and Exhibits

Annex A	-	Blocker Entities
Annex B	-	Exchange TRA Parties
Annex C	-	Reorganization TRA Parties
Exhibit A	-	Form of Joinder Agreement
Exhibit B	-	Net Tax Benefit Splits

ii

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated December 6, 2021, is hereby entered into by and among Vacasa, Inc., a Delaware corporation (the “Corporation”), Vacasa Holdings LLC, a Delaware limited liability company (the “LLC”), each of the Exchange TRA Parties from time to time party hereto, each of the Reorganization TRA Parties from time to time party hereto, and the Representative (as defined below). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in Section 1.01.

RECITALS

WHEREAS, the Reorganization TRA Parties were previously owners of the Blocker Entities, and as a result of their previous ownership of the Blocker Entities, the Reorganization TRA Parties previously indirectly held equity interests in the LLC (the “Units”) through the Blocker Entities;

WHEREAS, the Exchange TRA Parties hold (or prior to an Exchange will hold) Units;

WHEREAS, the Blocker Entities were each classified as corporations for U.S. federal income Tax purposes;

WHEREAS, as a result of certain reorganization transactions undertaken in connection with the Business Combination Agreement, the Blocker Entities were merged with and into the Corporation, with the Corporation surviving (the “Reorganization”);

WHEREAS, as a result of the Reorganization, the Corporation may be entitled to utilize (or otherwise be entitled to the benefits arising out of) the Pre-Reorganization Covered Tax Assets;

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, certain of the TRA Parties may transfer Units to the Corporation in taxable transactions, and whereas on and after the date hereof, pursuant to, and subject to the provisions of, the LLC Agreement and any other applicable documentation, each Exchange TRA Party has the right from time to time to require the LLC to redeem (a “Redemption”) all or a portion of such TRA Party’s Units, which Redemption would be effected, at the Corporation’s election in its sole discretion, for cash (to be paid by the LLC), or by the Corporation effecting a direct exchange (a “Direct Exchange”) of Class A Common Stock for such Units, and as a result of such sales, Redemptions or Direct Exchanges, the Corporation may be entitled to utilize (or otherwise be entitled to the benefits arising out of) the Exchange Covered Tax Assets;

WHEREAS, the income, gain, loss, expense, deduction and other Tax items of the Corporation may be affected by the Pre-Reorganization Covered Tax Assets and the Exchange Covered Tax Assets;

WHEREAS, the parties to this Agreement desire to make certain arrangements with respect to the effects of the Pre-Reorganization Covered Tax Assets and the Exchange Covered Tax Assets;

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NOW, THEREFORE, in connection with the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I.
DEFINITIONS

Section 1.1         Definitions. As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both (i) the singular and plural and (ii) the active and passive forms of the terms defined).

“Actual Tax Liability” means, with respect to any Taxable Year, the actual liability for U.S. federal, state and local income Taxes of (i) the Corporation and (ii) without duplication, the LLC, but in the case of this clause (ii) only with respect to U.S. federal, state and local income Taxes imposed on the LLC and allocable to the Corporation; provided, that the actual liability for Taxes described in clauses (i) and (ii) shall be calculated (a) assuming that Subsequently Acquired TRA Attributes do not exist, (b) for purposes of calculating the state and local Actual Tax Liability of the Corporation, using the U.S. federal taxable income of the Corporation used in determining the U.S. federal income Actual Tax Liability of the Corporation for the Taxable Year (for the avoidance of doubt taking into account the application of clause (c) below) multiplied by the Assumed State and Local Tax Rate, and (c) assuming, for purposes of calculating the liability for U.S. federal income Taxes, in order to prevent double counting, that state and local income and franchise Taxes are not deductible by the Corporation for U.S. federal income Tax purposes.

“Advance Payment” is defined in Section 3.1(b) of this Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Agreed Rate” means a per annum rate of LIBOR plus 100 basis points.

“Agreement” is defined in the preamble to this Agreement.

“Amended Schedule” is defined in Section 2.3(b) of this Agreement.

“Assumed State and Local Tax Rate” means the Tax rate equal to the sum of the product of (x) the LLC’s income and franchise Tax apportionment rate(s) for each state and local jurisdiction in which the LLC files income or franchise Tax Returns for the relevant Taxable Year and (y) the highest corporate income and franchise Tax rate(s) for each such state and local jurisdiction in which the LLC files income or franchise Tax Returns for each relevant Taxable Year; provided, that the Assumed State and Local Tax Rate calculated pursuant to the foregoing shall be reduced by the assumed U.S. federal income Tax benefit received by the Corporation with respect to state and local jurisdiction income and franchise Taxes (with such benefit calculated as the product of (a) the Corporation’s marginal U.S. federal income Tax rate for the relevant Taxable Year and (b) the Assumed State and Local Tax Rate (without regard to this proviso)). At the Corporation’s election, the Corporation shall be entitled to determine the Assumed State and Local Tax Rate for a given Taxable Year as of January 1 of the relevant Taxable Year based on good faith estimates of its expected apportionment rates for such Taxable Year and on the Tax rates in effect in relevant jurisdictions as of January 1 of the relevant Taxable Year.

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“Attributable” is defined in Section 3.1(b) of this Agreement.

“Attribute Schedule” is defined in Section 2.1 of this Agreement.

“Basis Adjustment” means the increase or decrease to the Tax basis of, or the Corporation’s share of, the Tax basis of the Reference Assets (i) under Sections 734(b), 743(b) and 754 of the Code and, in each case, the comparable sections of U.S. state and local Tax law (in situations where, following an Exchange, the LLC remains in existence as an entity for Tax purposes) and (ii) under Sections 732, 734(b) and 1012 of the Code and, in each case, the comparable sections of U.S. state and local Tax law (in situations where, as a result of one or more Exchanges, the LLC becomes an entity that is disregarded as separate from its owner for Tax purposes), in each case, as a result of any Exchange and any payments made under this Agreement. Notwithstanding any other provision of this Agreement, the amount of any Basis Adjustment resulting from an Exchange of one or more Units shall be determined without regard to any Pre-Exchange Transfer of such Units and as if any such Pre-Exchange Transfer had not occurred.

“Blocker Entities” means the entities listed on Annex A.

“Board” has the meaning set forth in the Corporation’s certificate of incorporation (as amended).

“Business Day” means any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in New York are closed.

“Change of Control” has the meaning given to the term “PubCo Approved Change of Control” in the LLC Agreement.

“Class A Common Stock” means Class A common stock, $0.00001 par value per share, of the Corporation.

“Class B Common Stock” means Class B common stock, $0.00001 par value per share, of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or other agreement.

“Corporation” is defined in the preamble to this Agreement.

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“Credit Event” means: (a) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Corporation or the LLC or any of its Subsidiaries that directly or indirectly owns substantially all assets of the business carried on by PubCo, or their debts, or of a substantial part of their assets, under any U.S. federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or the LLC or any of its Subsidiaries that directly or indirectly owns substantially all assets of the business carried on by PubCo or for a substantial part of their assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) calendar days or an order or decree approving or ordering any of the foregoing shall be entered; or (b) the Corporation or the LLC or any of its Subsidiaries that directly or indirectly owns substantially all assets of the business carried on by PubCo shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any U.S. federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (a) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or the LLC or any of its Subsidiaries that directly or indirectly owns substantially all assets of the business carried on by PubCo or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

“Credit Event Notice” is defined in Section 4.1(d) of this Agreement.

“Cumulative Net Realized Tax Benefit” for a Taxable Year means the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporation, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be based on the most recent Tax Benefit Schedules or Amended Schedules, if any, in existence at the time of such determination; provided, that, for the avoidance of doubt, the computation of the Cumulative Net Realized Tax Benefit shall be adjusted to reflect any applicable Determination with respect to any Realized Tax Benefits and/or Realized Tax Detriments.

“Default Rate” means a per annum rate of LIBOR plus 500 basis points.

“Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of law, as applicable, or any other event (including the execution of IRS Form 870-AD), including a settlement with the applicable Taxing Authority, that finally and conclusively establishes the amount of any liability for Tax and shall also include the acquiescence of the Corporation to the amount of any assessed liability for Tax.

“Direct Exchange” is defined in the recitals to this Agreement.

“Dispute” is defined in Section 7.7(a) of this Agreement.

“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

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“Early Termination Effective Date” is defined in Section 4.2 of this Agreement.

“Early Termination Notice” is defined in Section 4.2 of this Agreement.

“Early Termination Payment” is defined in Section 4.3(b) of this Agreement.

“Early Termination Rate” means the lesser of (i) 6.50% per annum, compounded annually, and (ii) LIBOR plus 150 basis points.

“Early Termination Schedule” is defined in Section 4.2 of this Agreement.

“Exchange” means any Direct Exchange or Redemption. For purposes of this Agreement, sales of Units made on or around the date of this Agreement by the TRA Parties to the Corporation in exchange for cash shall constitute Exchanges (including, for the avoidance of doubt, those sales made by the TRA Parties pursuant to the terms of the Business Combination Agreement).

“Exchange Covered Tax Assets” means, with respect to the Exchange TRA Parties, (i) existing Tax basis in the Reference Assets (other than cash, cash equivalents, receivables, inventory, and prepaid amounts), determined as of immediately prior to an Exchange, that is allocable to the Units being exchanged by such Exchange TRA Party and acquired by the Corporation in connection with the relevant Exchange, (ii) Basis Adjustments, and (iii) Imputed Interest. The determination of the portion of the aggregate existing Tax basis in the Reference Assets and accompanying Basis Adjustments that is allocable to Units being exchanged by the Exchange TRA Party (and payments made hereunder with respect to such Tax basis) shall be determined in good faith by the Corporation in consultation with its Tax Return preparer (which Tax Return preparer shall be a nationally recognized third-party accounting firm). For the avoidance of doubt, Exchange Covered Tax Assets shall include any carryforwards or similar attributes that are attributable to the Tax items described in clauses (i) through (iii).

“Exchange TRA Parties” means the Persons listed on Annex B.

“Executive Director” has the meaning set forth in the Corporation’s certificate of incorporation (as amended).

“Expert” is defined in Section 7.8 of this Agreement.

“Hypothetical Tax Liability” means, with respect to any Taxable Year, the hypothetical liability for U.S. federal, state and local income Taxes of (i) the Corporation and (ii) without duplication, the LLC, but in the case of this clause (ii) only with respect to U.S. federal, state and local income Taxes imposed on the LLC and allocable to the Corporation, in each case using the same methods, elections, conventions, and practices used on the relevant Corporation Tax Return, but (a) calculated without taking into account the Pre-Reorganization Covered Tax Assets and the Exchange Covered Tax Assets (including, for the avoidance of doubt, any carryforward or carryback of any Tax item attributable to the Pre-Reorganization Covered Tax Assets and the Exchange Covered Tax Assets), (b) for purposes of calculating the state and local Hypothetical Tax Liability of the Corporation, using the hypothetical U.S. federal taxable income of the Corporation used in determining the hypothetical liability for U.S. federal income Taxes of the Corporation for the Taxable Year multiplied by the Assumed State and Local Tax Rate, and (c) assuming, for purposes of calculating the hypothetical liability for U.S. federal income Taxes, in order to prevent double counting, that state and local income and franchise Taxes are not deductible by the Corporation for U.S. federal income Tax purposes. Furthermore, the Hypothetical Tax Liability shall be calculated assuming that the Subsequently Acquired TRA Attributes do not exist.

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“Imputed Interest” in respect of a TRA Party means any interest imputed under the provisions of the Code with respect to the Corporation’s payment obligations in respect of such TRA Party under this Agreement.

“Interest Amount” is defined in Section 3.1(b) of this Agreement.

“IRS” means the U.S. Internal Revenue Service.

“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.

“LIBOR” means during any period, the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Corporation as an authorized information vendor for the purpose of displaying rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such period as the London interbank offered rate for U.S. dollars having a borrowing date and a maturity comparable to such period (or if (i) there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any LIBOR Alternate Source, (ii) the Corporation, acting reasonably and in good faith, has made a determination that LIBOR is no longer a widely recognized benchmark rate for newly originated loans in the U.S. loan market in U.S. dollars or (iii) the applicable supervisor or administrator (if any) of LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans in the U.S. loan market in U.S. dollars, a comparable replacement rate determined by the Corporation reasonably and in good faith at such time, which determination shall be conclusive absent manifest error); provided, that at no time shall LIBOR be less than zero percent (0%).

“LLC” is defined in the preamble to this Agreement.

“LLC Agreement” means that certain Limited Liability Company Agreement of the LLC, dated as of the date hereof, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time.

“Market Value” means the Common Unit Redemption Price, as defined in the LLC Agreement, determined as of an Early Termination Date (treating such Early Termination Date as a Redemption Date).

“Maximum Rate” is defined in Section 7.14 of this Agreement.

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“Net Tax Benefit” is defined in Section 3.1(b) of this Agreement.

“Objection Notice” is defined in Section 2.3(a) of this Agreement.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity (or series thereof, to the extent such series is treated as a separate entity for U.S. federal income Tax purposes).

“Pre-Exchange Transfer” means any transfer of one or more Units (including upon the death of a Member) (i) that prior to a Redemption or Direct Exchange of such Units and (ii) to which Section 743(b) of the Code applies.

“Pre-Reorganization Covered Tax Assets” means, with respect to a Reorganization TRA Party, (i) any net operating loss carryforwards, disallowed business interest expense carryforwards under Section 163(j) of the Code, or Tax credit carryforwards, in each case, attributable to the Blocker Entity previously owned by such Reorganization TRA Party that are available to offset income or gain of the Corporation earned for periods (or portions thereof) beginning after the Reorganization; (ii) existing Tax basis in the Reference Assets (other than cash, cash equivalents, receivables, inventory, and prepaid amounts), determined as of immediately prior to the Reorganization (including for this purpose, without duplication, any adjustments under Section 743(b) of the Code), that is attributable to Units previously owned by such Blocker Entity and acquired by the Corporation in connection with the Reorganization; and (iii) Imputed Interest. The determination of the portion of existing Tax basis in the Reference Assets that is allocable to Units previously owned by an applicable Blocker Entity (and payments made hereunder with respect to such Tax basis) shall be determined in good faith by the Corporation in consultation with its Tax Return preparer (which Tax Return preparer shall be a nationally recognized third-party accounting firm). For the avoidance of doubt, Pre-Reorganization Covered Tax Assets shall include any carryforwards, carrybacks or similar attributes that are attributable to the Tax items described in clauses (i) and (iii).

“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the Actual Tax Liability. If all or a portion of the actual liability for such Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit until there has been a Determination.

“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the Actual Tax Liability over the Hypothetical Tax Liability. If all or a portion of the actual liability for such Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

“Reconciliation Dispute” is defined in Section 7.8 of this Agreement.

“Reconciliation Procedures” is defined in Section 2.3(a) of this Agreement.

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“Redemption” is defined in the recitals to this Agreement.

“Reference Asset” means any tangible or intangible asset (including for this purpose any items of deferred revenue and any adjustments under Section 481 of the Code) of the LLC or any of its successors or assigns, and any asset held by any entities in which the LLC owns a direct or indirect equity interest that are treated as a partnership or disregarded entity for U.S. federal income Tax purposes (but only to the extent such entities are held directly or only through other entities treated as partnerships or disregarded entities) for purposes of the applicable Tax, as of the relevant date. A Reference Asset also includes any asset that is “substituted basis property” under Section 7701(a)(42) of the Code with respect to a Reference Asset.

“Reorganization” is defined in the recitals to this Agreement.

“Reorganization TRA Parties” means the persons listed on Annex C.

“Representative” means SLP Venice Holdings, L.P., a Delaware limited partnership.

“Rules” is defined in Section 7.7(a) of this Agreement.

“Schedule” means any of the following: (i) an Attribute Schedule, (ii) a Tax Benefit Schedule, or (iii) the Early Termination Schedule, and, in each case, any amendments thereto.

“Senior Obligations” is defined in Section 5.1 of this Agreement.

“Subsequently Acquired TRA Attributes” means, except as otherwise determined by the Board (with the approval of the Representative), any net operating losses, Tax basis or other Tax attributes to which any of the Corporation, the LLC or any entity in which they hold a direct or indirect equity interest become entitled as a result of a transaction (other than any Exchanges undertaken by an Exchange TRA Party) after the date of this Agreement to the extent such net operating losses, Tax basis and other Tax attributes are subject to a Tax receivable agreement (or comparable agreement) entered into by the Corporation or any of its Affiliates pursuant to which any member of the Corporation is obligated to pay over amounts with respect to Tax benefits resulting from such net operating losses or other Tax attributes.

“Subsidiary” means, with respect to any Person and as of the date of any determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls, more than fifty percent (50%) of the voting power or other similar interests, or the sole general partner interest, or managing member or similar interest, of such Person.

“Tax Benefit Payment” is defined in Section 3.1(b) of this Agreement.

“Tax Benefit Schedule” is defined in Section 2.2(a) of this Agreement.

“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with respect to Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax.

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“Taxable Year” means a taxable year of the Corporation under the Code or comparable sections of U.S. state or local Tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than twelve (12) months for which a Tax Return is made), ending on or after the closing date of the Reorganization.

“Taxes” means any and all U.S. federal, state or local taxes, assessments or other charges that are based on or measured with respect to net income or profits (including alternative minimum taxes) and any interest related to such taxes.

“Taxing Authority” means any national, U.S. federal, state, county, municipal, or other local government, or any subdivision, agency, commission or authority thereof, or any quasi-governmental body, or any other authority of any kind, exercising regulatory or other authority in relation to Tax matters.

“TRA Parties” means the Exchange TRA Parties and the Reorganization TRA Parties.

“Business Combination Agreement” means that certain Business Combination Agreement, dated as of July 28, 2021, by and among TPG Pace Solutions Corp., an exempted company incorporated in the Cayman Islands, the Blocker Merger Subs (as defined therein), the Blockers (as defined therein), including Turnkey Vacations, Inc., Vacasa, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, Vacasa Holdings LLC, a Delaware limited liability company, and, solely for the purpose of Section 12.2 of the Business Combination Agreement, the Blocker Holders (as defined therein).

“Treasury Regulations” means the final, temporary, and (to the extent they can be relied upon) proposed regulations under the Code, as promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant Taxable Year.

“U.S.” means the United States of America.

“Units” is defined in the recitals to this Agreement.

“Valuation Assumptions” means, as of an Early Termination Date, the assumptions that in each Taxable Year ending on or after such Early Termination Date:

(1)        the Corporation will have taxable income and gain sufficient to fully use the Pre-Reorganization Covered Tax Assets and the Exchange Covered Tax Assets (including any Pre-Reorganization Covered Tax Assets or Exchange Covered Tax Assets that are net operating losses, excess interest deduction, or credit carryforwards or carryovers (determined as of the Early Termination Date) during such Taxable Year or in the earliest future Taxable Year in which such deductions or other attributes would become available;

(2)        the U.S. federal income Tax rates and the state and local Tax rates (for purposes of calculating the Assumed State and Local Tax Rate) that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date, except to the extent any change to such Tax rates for such Taxable Year have already been enacted into law;

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(3)        all taxable income of the Corporation will be subject to the maximum applicable Tax rate for U.S. federal income Tax purposes throughout the relevant period, and the Tax rate for U.S. state and local income Taxes shall be the Assumed State and Local Tax Rate as in effect for the Taxable Year of the Early Termination Date;

(4)        any non-amortizable assets (that have not already been disposed of) will be disposed of in a fully taxable transaction on the fifth (5th) anniversary of the Early Termination Date;

(5)        if, on the Early Termination Date, any Exchange TRA Party has Units that have not been Exchanged, then such Units shall be deemed to be Exchanged for the Market Value that would be received by such Exchange TRA Party if such Units had been Exchanged on the Early Termination Date, and such Exchange TRA Party shall be deemed to receive the amount of cash such Exchange TRA Party would have been entitled to pursuant to Section 4.3(a) had such Units actually been Exchanged on the Early Termination Date; and

(6)        any payment obligations pursuant to this Agreement will be satisfied on the date that any Tax Return to which such payment obligation relates is required to be filed excluding any extensions.

Section 1.2         Rules of Construction. Unless otherwise specified herein:

(a)           The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)           For purposes of interpretation of this Agreement:

(i)         The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision thereof.

(ii)        References in this Agreement to a Schedule, Article, Section, paragraph, clause or sub-clause refer to the appropriate Schedule to, or Article, Section, paragraph, clause or subclause in this Agreement.

(iii)       References in this Agreement to dollars or “$” refer to the lawful currency of the U.S.

(iv)       The term “including” is by way of example and not limitation.

(v)        The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c)           In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

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(d)           Article, section and subsection headings and titles herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

(e)           Unless otherwise expressly provided herein, (a) references to organization documents (including the LLC Agreement), agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted hereby; and (b) references to any law (including the Code and the Treasury Regulations) shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law.

Article II.
DETERMINATION OF REALIZED TAX BENEFIT

Section 2.1         Attribute Schedule. Following the date of this Agreement, within ninety (90) calendar days after the filing of IRS Form 1120 (or any successor form) of the Corporation for each Taxable Year while this Agreement is still in effect, the Corporation shall deliver to the Representative a schedule (the “Attribute Schedule”) that shows, in reasonable detail, (i) the Pre-Reorganization Covered Tax Assets that are available for use by the Corporation with respect to each Reorganization TRA Party with respect to such Taxable Year and the portion of the Pre-Reorganization Covered Tax Assets that are available for use by the Corporation with respect to each Reorganization TRA Party with respect to future Taxable Years; (ii) the Exchange Covered Tax Assets that are available for use by the Corporation with respect to such Taxable Year with respect to each Exchange TRA Party that has effected an Exchange (including the Basis Adjustments with respect to the Reference Assets resulting from Exchanges effected in such Taxable Year and the periods over which such Basis Adjustments are amortizable or depreciable), and the portion of the Exchange Covered Tax Assets that are available for use by the Corporation with respect to each Exchange TRA Party that has effected an Exchange in future Taxable Years. The Attribute Schedule shall also list any limitations on the ability of the Corporation to utilize any Pre-Reorganization Covered Tax Assets or Exchange Covered Tax Assets under applicable laws (including as a result of the operation of Section 382 of the Code or Section 383 of the Code). All costs and expenses incurred in connection with the provision and preparation of the Attribute Schedules and Tax Benefits Schedules under this Agreement shall be borne by the LLC.

Section 2.2         Tax Benefit Schedule.

(a)           Tax Benefit Schedule. Within ninety (90) calendar days after the filing of the IRS Form 1120 (or any successor form) of the Corporation for any Taxable Year while this Agreement is still in effect, the Corporation shall provide to the Representative a schedule showing, in reasonable detail, the calculation of the Tax Benefit Payment in respect of each TRA Party for such Taxable Year and the calculation of the Realized Tax Benefit and Realized Tax Detriment and the components thereof for such Taxable Year (a “Tax Benefit Schedule”). Each Tax Benefit Schedule will become final as provided in Section 2.3(a) and may be amended as provided in Section 2.3(b) (subject to the procedures set forth in Section 2.3(b)).

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(b)           Applicable Principles. For purposes of calculating the Realized Tax Benefit or Realized Tax Detriment for any period, carryovers or carrybacks of any Tax item attributable to the Pre-Reorganization Covered Tax Assets and the Exchange Tax Assets shall be considered to be subject to the rules of the Code and the Treasury Regulations, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. If a carryover or carryback of any Tax item includes a portion that is attributable to a Pre-Reorganization Covered Tax Asset or an Exchange Covered Tax Asset and another portion that is not, such respective portions shall be considered to be used in accordance with the “with and without” methodology. For the avoidance of doubt, the Corporation shall be entitled to make reasonable simplifying assumptions in making determinations contemplated by this Agreement, including reasonable assumptions regarding basis recovery periods based on available balance sheet information and including the assumption that the Assumed State and Local Tax Rate is to be applied against the amount of taxable income of the Corporation for U.S. federal income Tax purposes that is used in calculating the Actual Tax Liability and the Hypothetical Tax Liability (and the parties hereby agree that the Corporation’s determination of the Realized Tax Benefit and Realized Tax Detriment with respect to U.S. state and local Taxes will not take into account jurisdiction-specific U.S. state and local adjustments to the U.S. federal taxable income base or to the U.S. federal rules regarding the utilization of Tax attribute carryovers).

Section 2.3         Procedures, Amendments.

(a)            Procedure. Every time the Corporation delivers to the Representative a Schedule under this Agreement, including any Amended Schedule delivered pursuant to Section 2.3(b), and any Early Termination Schedule or amended Early Termination Schedule, the Corporation shall also (x) deliver to the Representative schedules, valuation reports, if any, and work papers, or other information reasonably requested by the Representative, providing reasonable detail regarding the preparation of the Schedule, and (y) allow the Representative reasonable access at no cost to the appropriate representatives of the Corporation, as requested by the Representative, in connection with the review of such Schedule. Without limiting the application of the preceding sentence, each time the Corporation delivers to the Representative a Tax Benefit Schedule, in addition to the Tax Benefit Schedule duly completed, the Corporation shall deliver to the Representative a reasonably detailed calculation of the applicable Hypothetical Tax Liability, the reasonably detailed calculation of the applicable Actual Tax Liability, as well as any other work papers reasonably requested by the Representative. An applicable Schedule or amendment thereto shall become final and binding on all parties thirty (30) calendar days after the first date on which the Representative has received the applicable Schedule or amendment thereto unless the Representative (i) provides the Corporation with notice of a material objection to such Schedule (“Objection Notice”) made in good faith or (ii) provides a written waiver of such right of any Objection Notice within the period described in clause (i) above, in which case such Schedule or amendment thereto becomes binding on the date the last such waiver is received by the Corporation. If the Corporation and the Representative, for any reason, are unable to successfully resolve the issues raised in the Objection Notice within thirty (30) calendar days after receipt by the Corporation of an Objection Notice, then the Corporation and the Representative shall employ the reconciliation procedures described in Section 7.8 of this Agreement (the “Reconciliation Procedures”).

(b)           Amended Schedule. The applicable Attribute Schedule or Tax Benefit Schedule for any Taxable Year may be amended from time to time by the Corporation (i) in connection with a Determination affecting such Schedule, (ii) to correct inaccuracies in the Schedule identified after the date the Schedule was provided to the Representative, (iii) to comply with the Expert’s determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year, or (v) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year (any such Schedule, an “Amended Schedule”). The Attribute Schedule shall be appropriately amended by the Corporation and the Representative to the extent that, as a result of a Determination, the Corporation is required to calculate its Tax liability in a manner inconsistent with the Attribute Schedule. The Corporation shall provide an Amended Schedule to the Representative within sixty (60) calendar days of the occurrence of an event referenced in clauses (i) through (v) of the first sentence of this Section 2.3(b).

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Article III.
TAX BENEFIT PAYMENTS

Section 3.1            Timing and Amount of Tax Benefit Payments.

(a)            Within five (5) Business Days after a Tax Benefit Schedule delivered to the Representative becomes final in accordance with Section 2.3(a), the Corporation shall pay or cause to be paid to each TRA Party for such Taxable Year an amount equal to the excess, if any, of (i) the Tax Benefit Payment in respect of such TRA Party for such Taxable Year determined pursuant to Section 3.1(b) over (ii) the aggregate amount of Advance Payments previously made to such TRA Party in respect of such Taxable Year; provided, that if the Corporation makes Advance Payments, it shall make Advance Payments to all parties eligible to receive payments under this Tax Receivable Agreement with respect to a particular Taxable Year in proportion to their respective amount of anticipated payments under this Tax Receivable Agreement in respect of such Taxable Year. Each such Tax Benefit Payment or such Advance Payment shall be made by wire transfer of immediately available funds to the bank account previously designed by such TRA Party to the Corporation or as otherwise agreed by the Corporation and such TRA Party.

(b)            Payments. A “Tax Benefit Payment” in respect of a TRA Party means an amount, not less than zero, equal to the sum of the portion of the Net Tax Benefit that is Attributable to such TRA Party and the Interest Amount with respect thereto.

(i)         Attributable. A Net Tax Benefit is “Attributable” to a Reorganization TRA Party to the extent that it is derived from a Pre-Reorganization Covered Tax Asset with respect to the Blocker Entity (or Units owned by such Blocker Entity) that was previously owned by such Reorganization TRA Party (in the case of a Blocker Entity with respect to which there is more than one Reorganization TRA Party, with the Net Tax Benefit apportioned to such Blocker Entity split among such Reorganization TRA Parties in a manner consistent with Exhibit B). A Net Tax Benefit is “Attributable” to an Exchange TRA Party to the extent that it is derived from an Exchange Covered Tax Asset with respect to Units that were Exchanged by such TRA Party.

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(ii)           Net Tax Benefit. The “Net Tax Benefit” for a Taxable Year shall be an amount equal to the excess, if any, of eighty-five percent (85%) of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year over the sum of the total amount of payments previously made under Section 3.1(a) (excluding payments attributable to Interest Amounts) and the Advance Payments previously made under Section 3.1(b) of this Agreement (excluding payments attributable to Interest Amounts); provided, for the avoidance of doubt, that (1) a TRA Party shall not be required to return any portion of any previously made Tax Benefit Payment or Advance Payment it receives under this Agreement; (2) no amounts due to a TRA Party under this Agreement shall be escrowed; and (3) no TRA Party shall be required to make a payment to the Corporation on account of a Realized Tax Detriment.

(iii)           Interest Amount. The “Interest Amount” in respect of the TRA Party shall equal the interest on the amount of the unpaid Net Tax Benefit Attributable to such TRA Party for a Taxable Year, which interest shall accrue on any unpaid Net Tax Benefit from and after the due date (without extensions) for filing the IRS Form 1120 (or any successor form) for the Corporation for such Taxable Year, calculated at the Agreed Rate, until the date such unpaid amounts are paid. For the avoidance of doubt, for Tax purposes, the Interest Amount shall not be treated as interest but instead shall be treated as additional consideration in the Reorganization or Exchange, as applicable, unless otherwise required by law.

(iv)         Advance Payments. In respect of a TRA Party for a Taxable Year, “Advance Payments” means the payments made by the Corporation to such TRA Party as an advance of such TRA Party’s anticipated Tax Benefit Payment for such Taxable Year. The Corporation shall be entitled at its option to make Advance Payments. Notwithstanding anything to the contrary in this Agreement, after any lump-sum payment under Article IV of this Agreement in respect of present or future Pre-Reorganization Covered Tax Assets or Exchange Covered Tax Assets, such Pre-Reorganization Covered Tax Assets or Exchange Covered Tax Assets shall no longer be considered Pre-Reorganization Covered Tax Assets or Exchange Covered Tax Assets for purposes of determining Tax Benefit Payments or the Net Tax Benefit.

Section 3.2             No Duplicative Payments. It is intended that the provisions of this Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement. The provisions of this Agreement shall be construed consistent with such intent.

Section 3.3             Pro Rata Payments.

(a)            Notwithstanding anything in Section 3.1 to the contrary, to the extent that the aggregate amount of the Tax benefit to the Corporation from the reduction in Tax Liability as a result of the Pre-Reorganization Covered Tax Assets and the Exchange Covered Tax Assets is limited in a particular Taxable Year because the Corporation does not have sufficient taxable income to fully utilize available deductions and other attributes, the Net Tax Benefit giving rise to Tax Benefit Payments shall be allocated among the TRA Parties in proportion to the respective amounts of Tax Benefit Payments that would have been paid under this Agreement if the Corporation had sufficient taxable income so that there were no such limitation; provided, that, for the avoidance of doubt, for purposes of allocating among the TRA Parties the aggregate Tax Benefit Payments payable under this Agreement with respect to any Taxable Year, the operation of this Section 3.3(a) with respect to any prior Taxable Years shall be taken into account. Consistent with the foregoing, the Attribute Schedule for a given Taxable Year shall reflect the operation of this Section 3.3(a) in respect of previous Taxable Years, with the Pre-Reorganization Covered Tax Assets and Exchange Covered Tax Assets described in such Attribute Schedule that are attributable to a TRA Party being adjusted to reflect payments received in respect of such Pre-Reorganization Covered Tax Assets and Exchange Covered Tax Assets (the intention of the parties being to avoid duplicative payments and maintain records sufficient to allow the Corporation to allocate Tax Benefit Payments consistent with the terms of this Section 3.3(a)).

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(b)            After taking into account Section 3.3(a), if for any reason the Corporation does not fully satisfy its payment obligations to make Tax Benefit Payments due under this Agreement in respect of a particular Taxable Year (for example, as a result of having insufficient cash to make the Tax Benefit Payments due hereunder), then the Corporation and the TRA Parties agree that (i) the Corporation shall make payments due hereunder to the TRA Parties in respect of a Taxable Year in the same proportion as such payments would have been made if the relevant payment had been made in full by the Corporation, and (ii) no Tax Benefit Payment shall be made in respect of any Taxable Year until all Tax Benefit Payments in respect of prior Taxable Years have been paid.

(c)          To the extent the Corporation makes a payment to a TRA Party in respect of a particular Taxable Year under Section 3.1(a) of this Agreement (taking into account Section 3.3(a) and (b)) in an amount in excess of the amount of such payment that should have been made to the TRA Party in respect of such Taxable Year, then (i) the TRA Party shall not receive further payments under Section 3.1(a) until the TRA Party has foregone an amount of payments equal to such excess and (ii) the Corporation shall pay the amount of the TRA Party’s foregone payments to other TRA Parties (to the extent applicable) in a manner such that each of the other TRA Parties, to the extent possible, shall have received aggregate payments under Section 3.1(a) and (b) in the amount it would have received if there had been no excess payment to the TRA Party.

Article IV.
TERMINATION

Section 4.1             Early Termination of Agreement; Breach of Agreement.

(a)            With the prior written approval of the Board, the Corporation may terminate this Agreement with respect to all amounts payable to the TRA Parties at any time by paying to each TRA Party the Early Termination Payment in respect of the TRA Party; provided, however, that (i) this Agreement shall only terminate pursuant to this Section 4.1(a) upon the receipt in full of the Early Termination Payment by the TRA Parties; (ii) the Corporation shall deliver an Early Termination Notice only if it is able to make all required Early Termination Payments under this Agreement; and (iii) the Corporation may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid.

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(b)            In the event that the Corporation breaches any of its material obligations under this Agreement, whether as a result of a failure to make any payment within three (3) months of the date when due, as a result of the failure to honor any other material obligation required hereunder or by operation of law as a result of the rejection of this Agreement in a case commenced under the Bankruptcy Code or otherwise, and the Corporation fails to cure such breach within twenty (20) Business Days of a TRA Party informing the Corporation of such breach, then, at the election of the Representative, subject to the following proviso, all obligations hereunder shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such breach, and, for the avoidance of doubt, shall include, but not be limited to, (i) the Early Termination Payments calculated as if an Early Termination Notice had been delivered on the date of such breach; (ii) any prior Tax Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of such acceleration; and (iii) any Tax Benefit Payments due for the Taxable Year ending with or including such date (except to the extent that such amount is included in the Early Termination Payments); provided, that if the Representative makes such election, then such election shall be binding on all TRA Parties. Procedures similar to the procedures of Section 4.2 shall apply, mutatis mutandis, with respect to the determination of the amounts payable by the Corporation pursuant to this Section 4.1(b). Notwithstanding the foregoing, in the event that the Corporation breaches this Agreement, the Representative shall be entitled to elect on behalf of each of the TRA Parties to receive the amounts referred to in clause (b) of this Section 4.1 or to seek specific performance of the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, it shall not be a breach of a material obligation of this Agreement if the Corporation fails to make any Tax Benefit Payment when due to the extent that the Corporation has insufficient funds to make such payment despite using reasonable best efforts to obtain funds to make such payment (including by causing the LLC or any other Subsidiaries of the LLC to distribute or lend funds to facilitate such payment, and by accessing any revolving credit facilities or other sources of available credit to fund any such amounts); provided, that (x) the interest provisions of Section 5.2 shall apply to such late payment, and (y) solely with respect to a Tax Benefit Payment, if the Corporation does not have sufficient cash to make such payment as a result of limitations imposed by existing credit agreements to which the LLC is a party, which limitations are effective as of the date of this Agreement, Section 5.2 shall apply, but the Default Rate shall be replaced by the Agreed Rate.

(c)           In connection with a Change of Control, all obligations hereunder with respect to the TRA Parties shall be accelerated. The Corporation hereby agrees to provide twenty (20) calendar days prior written notice to each TRA Party of a Change of Control and all obligations under this Agreement with respect to the TRA Parties shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of the Change of Control, and shall include, but not be limited to, (i) the Early Termination Payments calculated as if an Early Termination Notice had been delivered on the date of the Change of Control; (ii) any prior Tax Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of such acceleration; and (iii) any Tax Benefit Payments due for the Taxable Year ending with or including such date (except to the extent that such amount is included in the Early Termination Payments). Procedures similar to the procedures of Section 4.2 shall apply, mutatis mutandis, with respect to the determination of the amounts payable by the Corporation.

(d)            Upon the occurrence of an event described in clauses (a) or (b) in the definition of Credit Event, then, at the election of the Representative, all obligations hereunder shall be accelerated and become immediately due and payable, and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of the Credit Event and, for the avoidance of doubt, shall include, but not be limited to, (i) the Early Termination Payments calculated as if an Early Termination Notice had been delivered on the date of the Credit Event; (ii) any prior Tax Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of such acceleration; and (iii) any Tax Benefit Payments due for the Taxable Year ending with or including such date (except to the extent that such amount is included in the Early Termination Payments).

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Section 4.2          Early Termination Notice. If the Corporation chooses to exercise its right of early termination under Section 4.1(a) above, the Corporation shall deliver to the Representative notice of such intention to exercise such right (“Early Termination Notice”). In addition, if (i) the Corporation chooses to exercise its right of early termination under Section 4.1(a) above, (ii) the obligations under this Agreement are accelerated under Section 4.1(c) above, or (iii) the Representative exercises its right to terminate this Agreement under Section 4.1(b) or (d) above, the Corporation shall deliver to the Representative a schedule (the “Early Termination Schedule”) showing in reasonable detail the calculation of the Early Termination Payment due to each TRA Party. Such Early Termination Schedule shall become final and binding on all parties consistent with the procedures described in Section 2.3(a). The date on which the Early Termination Schedule becomes final shall be the “Early Termination Effective Date.”

Section 4.3            Payment upon Early Termination.

(a)            Within three (3) calendar days after an Early Termination Effective Date, the Corporation shall pay to each TRA Party an amount equal to the Early Termination Payment in respect of such TRA Party. Such payment shall be made by wire transfer of immediately available funds to a bank account or accounts designated by such TRA Party or as otherwise agreed by the Corporation and such TRA Party or, in the absence of such designation or agreement, by check mailed to the last mailing address provided by such TRA Party to the Corporation.

(b)            “Early Termination Payment” in respect of a TRA Party shall equal (i) the present value, discounted at the Early Termination Rate, as of the date of the Early Termination Notice, of all Tax Benefit Payments in respect of such TRA Party that would be required to be paid by the Corporation beginning from the date of the Early Termination Notice and applying the Valuation Assumptions, plus (ii) any Tax Benefit Payment agreed to by the Corporation and the Representative as due and payable with respect to such TRA Party that is unpaid as of the date of the Early Termination Notice, plus (iii) any Tax Benefit Payment due and payable with respect to such TRA Party for a Taxable Year ending prior to the date of the Early Termination Notice, plus (iv) (without duplication) interest accruing on the amounts described in clauses (i) through (iii) (which shall include interest accruing on the amount described in clause (i) from the date of the Early Termination Notice).

(c)            Upon the payment of the Early Termination Payment by the Corporation to a TRA Party, the Corporation shall not have any further payment obligations under this Agreement in respect of such TRA Party.

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Article V.
SUBORDINATION AND LATE PAYMENTS

Section 5.1           Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or Early Termination Payment required to be made by the Corporation under this Agreement shall rank subordinate and junior in right of payment to any principal, interest, or other amounts due and payable in respect of any obligations owed in respect of secured or unsecured indebtedness for borrowed money of the Corporation (“Senior Obligations”) and shall rank pari passu in right of payment with all current or future unsecured obligations of the Corporation that are not Senior Obligations. To the extent that any payment under this Agreement is not permitted to be made at the time payment is due as a result of this Section 5.1 and the terms of the agreements governing Senior Obligations, such payment obligation nevertheless shall accrue for the benefit of the applicable TRA Parties and the Corporation shall make such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations. Except as otherwise determined by the Board (with the approval of the Representative), payments under any tax receivable agreement (or similar agreement) entered into by the Corporation, the LLC, or their Subsidiaries after the date hereof shall be subordinate to all payments owed pursuant to this Agreement, and no such payments shall be made (i) for so long as the Corporation has any unpaid obligation pursuant this Agreement; and (ii) with respect to any particular Taxable Year governed by such tax receivable agreement until payments with respect to such Taxable Year under this Agreement have been determined and (if any) paid.

Section 5.2            Late Payments by the Corporation. The amount of all or any portion of any Tax Benefit Payment, Early Termination Payment or other payment under this Agreement not made to the TRA Parties when due under the terms of this Agreement shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such Tax Benefit Payment, Early Termination Payment or other payment was due and payable.

Article VI.
TAX MATTERS; CONSISTENCY; COOPERATION

Section 6.1             Participation in the Corporation’s and the LLC’s Tax Matters. Except as otherwise provided herein, the Corporation shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporation and the LLC and its Subsidiaries, including the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to Taxes; provided, however, that (i) the Corporation shall notify the Representative of, and keep it reasonably informed with respect to, the portion of any audit of the Corporation, the LLC or any of their Subsidiaries the outcome of which can reasonably be expected to affect the rights and obligations of the TRA Parties under this Agreement, and shall provide to the Representative reasonable opportunity to provide information and other input to the Corporation, the LLC and their Subsidiaries concerning the conduct of any such portion of such audit, which information and other input the Corporation, the LLC and their Subsidiaries, as applicable, shall consider in good faith; and (ii) without the Representative’s prior written consent, the Corporation or the LLC or any of its Subsidiaries shall not settle, compromise or abandon any audit, assessment, action, claim, examination or other proceeding, file or amend any Tax Return, or otherwise take any action, in each case, that is reasonably expected to materially and adversely affect the TRA Parties’ rights and obligations under this Agreement without the consent of the Representative, such consent not to be unreasonably withheld or delayed.

Section 6.2            Consistency. The Corporation, the LLC and the TRA Parties agree to report and cause to be reported for all purposes, including U.S. federal, state and local Tax purposes and financial reporting purposes, all Tax-related items (including the Basis Adjustments and each Tax Benefit Payment) in a manner consistent with that specified in any Schedule finalized consistent with the terms of this Agreement, unless otherwise required by law.

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Section 6.3             Cooperation. Each of the TRA Parties shall (a) furnish to the Corporation in a timely manner such information, documents and other materials in its possession as the Corporation may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to the Corporation and its representatives to provide explanations of documents and materials and such other information as the Corporation or its representatives may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter, and the Corporation shall reimburse each such TRA Party for any reasonable and documented out-of-pocket costs and expenses incurred pursuant to this Section 6.3. The Corporation shall, and shall cause each of its Subsidiaries to, (i) use commercially reasonable efforts to utilize Pre-Reorganization Covered Tax Assets and Exchange Covered Tax Assets available to it as soon as possible under applicable Law (which may include filing claims for tax refunds) and (ii) not, without the prior written consent of the Representative, take any action that has the primary purposes of avoiding the use of or reducing utilization of Pre-Reorganization Covered Tax Assets or the Exchange Covered Tax Assets available to it. Upon the request of any TRA Party, the Corporation shall cooperate in taking any action reasonably requested by such TRA Party in connection with its Tax or financial reporting and/or the consummation of any assignment or transfer of any of its rights and/or obligations under this Agreement, including without limitation, providing any information or executing any documentation. At the request of the Representative, the Corporation shall promptly provide a schedule showing in reasonable detail (i) the Corporation’s good faith projections of its taxable income and gain for the current Taxable Year and the succeeding five (5) Taxable Years, (ii) the Corporation’s good faith projections of the payments to be made to each TRA Party pursuant to this Agreement (assuming, in the case of an Exchange TRA Party that has Units that have not been Exchanged, that such Units are deemed exchange for the Market Value that such Exchange TRA Party would have received if such Units were exchanged, based on reasonable assumptions utilized by the Corporation) and (iii) such other information reasonably requested by the Representative (giving appropriate consideration to avoiding unduly burdensome obligations of the Corporation arising from requests under this clause (iii), and provided that requests for information described in clauses (i) and (ii) may be made no more than once in any calendar year). Notwithstanding Section 7.12, the Representative (or applicable TRA Party ) may provide such schedule to prospective transferees of its right pursuant to this Agreement, provided that the Corporation may require a prospective transferee to execute a customary non-disclosure agreement prior to receiving such schedule.

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Article VII.
MISCELLANEOUS

Section 7.1             Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by electronic mail (delivery receipt requested) or by certified or registered mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 7.1). All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Corporation or the LLC, to:

Vacasa Holdings LLC
850 NW 13th Ave
Portland, OR 97209
Attention: Lisa Jurika, Chief Legal Officer
E-mail: ####

with a copy (which shall not constitute notice to the Corporation or the LLC) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020

Attention:	Justin Hamill
Eric Schwartzman
Nicholas Luongo
E-mail:	####

If to the Representative:

SLP Venice Holdings, L.P.
c/o Silver Lake Management Company V, L.L.C.
55 Hudson Yards
550 West 34th Street, 40th Floor
New York, NY 10001

Attention:	Andy Schader & Jennifer Gautier
E-mail:	####

with a copy (which shall not constitute notice to the Representative) to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Attention:	Eric Issadore
Adam Greenwood
E-mail:	####

Any party may change its address or e-mail address by giving each of the other parties written notice thereof in the manner set forth above.

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Section 7.2             Counterparts; Electronic Signature. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by electronic delivery (i.e., by email of a PDF signature page) shall be as effective as delivery of a manually signed counterpart of this Agreement and shall constitute and original for all purposes. The parties hereto hereby agree that this Agreement may be executed by way of electronic signatures and that the electronic signature has the same binding effect as a physical signature. For the avoidance of doubt, the parties hereto further agree that this Agreement, or any part thereof, shall not be denied legal effect, validity or enforceability solely on the ground that it is in the form of an electronic record.

Section 7.3           Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.4             Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

Section 7.5             Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 7.6             Assignments; Amendments; Successors; No Waiver.

(a)            Assignments. Each TRA Party may assign, sell, pledge, or otherwise alienate or transfer any interest in this Agreement, including the right to receive any Tax Benefit Payments under this Agreement, to any Person; provided, that such Person executes and delivers a Joinder agreeing to succeed to the applicable portion of such TRA Party’s interest in this Agreement and to become a party for all purposes of this Agreement. For the avoidance of doubt, if a TRA Party transfers Units in accordance with the terms of the LLC Agreement but does not assign to the transferee of such Units its rights under this Agreement with respect to such transferred Units, such TRA Party shall continue to be entitled to receive the Tax Benefit Payments arising in respect of a subsequent Exchange of such Units (and any such transferred Units shall be separately identified, so as to facilitate the determination of Tax Benefit Payments hereunder). The Corporation may not assign any of its rights or obligations under this Agreement to any Person (other than any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation) without the prior written consent of the Representative (and any purported assignment without such consent shall be null and void).

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(b)            Amendments. No provision of this Agreement may be amended unless such amendment is approved in writing by each of (i) the Board; and (ii) the TRA Parties who collectively would be entitled to receive at least a majority of any Early Termination Payments that would be hypothetically payable to all TRA Parties (assuming all equity interests in the LLC that have redemption rights under the LLC Agreement are redeemed and exchanged for shares of Class A Common Stock at such time and using the Valuation Assumptions). Notwithstanding the foregoing, (x) no provision of this Agreement may be amended in a manner that has a disproportionate material and adverse effect on the Exchange TRA Parties, on the one hand, or the Reorganization TRA Parties, on the other hand, without the consent of TRA Parties of the relevant class that are entitled to receive at least a majority of the Early Termination Payments payable to such TRA Parties of such class (assuming all equity interests in the LLC that have redemption rights under the LLC Agreement are redeemed and exchanged for shares of Class A Common Stock and using the Valuation Assumptions) without such TRA Parties’ consent; (y) no provision of this Agreement may be amended in a manner that has a disproportionate material and adverse effect on any TRA Party without the consent of the Representative and (z) no provision of this Agreement may be amended in a manner that has a disproportionate material and adverse effect on any Exchange TRA Party relative to any other Exchange TRA Party, or on any Reorganization TRA Party relative to any other Reorganization TRA Party, without the consent of such adversely affected Exchange TRA Party or Reorganization TRA Party, as the case may be.

(c)            Successors. Except as provided in Section 7.6(a), all of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

(d)            Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

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Section 7.7             Resolution of Disputes.

(a)           Except for Reconciliation Disputes subject to Section 7.8, any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with this Agreement (each, a “Dispute”) shall be finally settled by arbitration conducted by a single arbitrator in accordance with the then-existing International Institute for Conflict Prevention and Resolution Rules for Administered Arbitration (the “Rules”). If the parties to the Dispute fail to agree on the selection of an arbitrator within thirty (30) calendar days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer admitted to the practice of law in a U.S. state, or a nationally recognized expert in the relevant subject matter, and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings. The arbitrator is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. The award shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues, or accounting presented to the arbitral tribunal. Judgment upon any award may be entered and enforced in any court having jurisdiction over a party or any of its assets. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and the place of the arbitration shall be New York, New York.

(b)            Notwithstanding the provisions of paragraph (a), any party may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling another party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each party (i) expressly consents to the application of paragraph (c) of this Section 7.7 to any such action or proceeding, and (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate. For the avoidance of doubt, this Section 7.7 shall not apply to Reconciliation Disputes to be settled in accordance with the procedures set forth in Section 7.8.

(c)          Each party irrevocably consents to service of process by means of notice in the manner provided for in Section 7.1. Nothing in this Agreement shall affect the right of any party to serve process in any other manner permitted by law.

(d)         WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

(e)          In the event the parties are unable to agree whether a dispute between them is a Reconciliation Dispute subject to the dispute resolution procedure set forth in Section 7.8 or a Dispute subject to the dispute resolution procedure set forth in this Section 7.7, such disagreement shall be decided and resolved in accordance with the procedure set forth in this Section 7.7.

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Section 7.8             Reconciliation. In the event that the Corporation and the Representative are unable to resolve a disagreement with respect to a Schedule (a “Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to such parties. The Expert shall be a partner or principal in a nationally recognized accounting firm, and unless the Corporation and the Representative agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporation or the Representative or other actual or potential conflict of interest. If the Corporation and the Representative are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, the selection of an Expert shall be treated as a Dispute subject to Section 7.7 and an arbitration panel shall pick an Expert from a nationally recognized accounting firm that does not have any material relationship with the Corporation or the Representative or other actual or potential conflict of interest. The Expert shall resolve any matter relating to a Schedule or an amendment thereto as soon as reasonably practicable and in any event within thirty (30) calendar days after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporation, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporation except as provided in the next sentence. The Corporation and the Representative shall bear their own costs and expenses of such proceeding, unless (i) the Expert entirely adopts the position of the Representative, in which case the Corporation shall reimburse the Representative for any reasonable and documented out-of-pocket costs and expenses in such proceeding, or (ii) the Expert entirely adopts the Corporation’s position, in which case the Representative shall reimburse the Corporation for any reasonable and documented out-of-pocket costs and expenses in such proceeding. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.8 shall be binding on the Corporation and the TRA Parties and may be entered and enforced in any court having competent jurisdiction.

Section 7.9             Representative. Except as otherwise explicitly provided in this Agreement, the actions of the Representative pursuant to and in accordance with this Agreement shall be binding on all TRA Parties. The Representative shall not be held liable by any of the parties hereto (or their affiliates or assignees) for actions or omissions in exercising or failing to exercise all or any of the power and authority of the Representative pursuant to this Agreement, except in the case of the Representative’s willful misconduct. The Representative shall be entitled to rely on the advice of counsel, public accountants or other independent experts that it reasonably determines to be experienced in the matter at issue, and will not be liable to any party hereto (or their affiliates or assignees) for any action taken or omitted to be taken in good faith based on such advice.

Section 7.10             Withholding. The Corporation and its Affiliates and representatives shall be entitled to deduct and withhold from any payment that is payable to any TRA Party pursuant to this Agreement such amounts as are required to be deducted or withheld with respect to the making of such payment in accordance with the Code or any provision of U.S. state, local or foreign tax law (including for this purpose any withholding required by the Corporation or its affiliates that may be required in connection with the Reorganization, a Redemption or a Direct Exchange). To the extent that amounts are so deducted or withheld and paid over to the appropriate Taxing Authority, such amounts shall be treated for all purposes of this Agreement as having been paid by the Corporation to the relevant TRA Party. Each TRA Party shall promptly provide the Corporation with any applicable Tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8) reasonably requested by the Corporation in connection with determining whether any such deductions and withholdings are required under the Code or any provision of U.S. state, local or foreign tax law, including under Sections 1441, 1442, 1445 or 1446 of the Code. The Corporation will consider in good faith any applicable certificates, forms or documentation provided by a TRA Party that in such TRA Party’s reasonable determination reduce or eliminate any such withholding.

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Section 7.11           Admission of the Corporation into a Consolidated Group; Transfers of Corporate Assets.

(a)            If the Corporation is or becomes a member of an affiliated or consolidated group of corporations that files a consolidated income Tax Return pursuant to Section 1501 or other applicable Sections of the Code governing affiliated or consolidated groups, or any corresponding provisions of U.S. state or local law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments, and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole.

(b)            If the Corporation, its successor in interest or any member of the Corporation’s U.S. federal income Tax consolidated group (as described in Section 7.11(a)) transfers or is deemed to transfer any Unit or any Reference Asset to a transferee that is treated as a corporation for U.S. federal income Tax purposes (other than a member of a group described in Section 7.11(a)) in a transaction other than a fully taxable transaction for U.S. federal income tax purposes, then such transferor, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment due hereunder, shall be treated as having disposed of such Unit or Reference Assets in a wholly taxable transaction on the date of such transfer. If the LLC (or one of its Subsidiaries that is not treated as a corporation for U.S. federal income Tax purposes) transfers (or is deemed to transfer for U.S. federal income Tax purposes) any Reference Asset to a transferee that is treated as a corporation for U.S. federal income Tax purposes (other than a member of a group described in Section 7.11(a)) in a transaction that is not a fully taxable transaction for U.S. federal income tax purposes, then such transferor, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment due hereunder, shall be treated as having disposed of the Reference Asset in a wholly taxable transaction on the date of such transfer. The consideration deemed to be received by the transferor (or deemed transferor) in either of the immediately preceding two sentences shall be equal to the fair market value of the transferred asset as determined by a valuation expert mutually agreed upon by the Corporation and the Representative plus, without duplication, (i) the amount of debt to which any such asset is subject, and (ii) the amount of debt allocated to any such asset, in the case of a transfer of a partnership interest. For purposes of this Section 7.11, a transfer of a partnership interest shall be treated as a transfer of the transferring partner’s share of each of the assets and liabilities of that partnership. Notwithstanding anything to the contrary set forth herein, if the Corporation, its successor in interest or any member of the Corporation’s U.S. federal income Tax consolidated group (as described in Section 7.11(a)) transfers its assets pursuant to a transaction that qualifies as a “reorganization” (within the meaning of Section 368(a) of the Code) in which such entity does not survive or pursuant to any other transaction to which Section 381(a) of the Code applies (other than any such reorganization or any such other transaction, in each case, pursuant to which such entity transfers assets to a corporation with which the Corporation, its successor in interest or any member of the Corporation’s U.S. federal income Tax consolidated group (other than any such member being transferred in such reorganization or other transaction) does not file a consolidated Tax Return for U.S. federal income Tax purposes), the transfer will not cause such entity to be treated as having transferred any assets to a corporation (or a Person classified as a corporation for U.S. federal income Tax purposes) pursuant to this Section 7.11 so long as the relevant successor is bound by the provisions of this Agreement.

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(c)            If the Corporation (or any member of a group described in Section 7.11(a)) transfers (or is deemed to transfer for U.S. federal income Tax purposes) any Unit in a transaction that is wholly or partially taxable, then for purposes of calculating payments under this Agreement, LLC shall be treated as having disposed of the portion of any Reference Asset that is indirectly transferred by the Corporation (i.e., taking into account the number of Units transferred) in a transaction in which all income, gain or loss, if any, is allocated to the Corporation. The consideration deemed to be received by LLC shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject and (ii) without duplication, the amount of debt allocated to such asset, in the case of a transfer of a partnership interest.

Section 7.12           Confidentiality. Each TRA Party and its assignees acknowledges and agrees that the information of the Corporation and its Affiliates provided pursuant to this Agreement is confidential and, except in the course of performing any duties as necessary for the Corporation and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such Person shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of the Corporation and its Affiliates and successors, learned by any TRA Party heretofore or hereafter. This Section 7.12 shall not apply to (i) any information that has been made publicly available by the Corporation, becomes public knowledge (except as a result of an act of any TRA Party in violation of this Agreement) or is generally known to the business community, (ii) the disclosure of information to the extent necessary for a TRA Party to prosecute or defend claims arising under or relating to this Agreement, (iii) the disclosure of information to the extent necessary for a TRA Party to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any Taxing Authority or to prosecute or defend any action, proceeding or audit by any Taxing Authority with respect to such Tax Returns, (iv) the disclosure of financial and other information of the type typically disclosed to limited partners and prospective investors in private equity funds affiliated with the TRA Parties and is made to the partners of, and/or prospective investors in, private equity Affiliates of the TRA Parties and such partner or prospective investor is bound by the confidentiality provisions of a customary non-disclosure agreement entered into with the disclosing party that covers the confidential information so disclosed, and (v) the disclosure of information necessary to effect an assignment, sale, pledge, alienation or transfer of any interest in this Agreement pursuant to Section 7.6(a). If a TRA Party or an assignee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.12, the Corporation shall have the right and remedy to have the provisions of this Section 7.12 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Corporation or any of its Subsidiaries and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

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Section 7.13           Change in Law. Notwithstanding anything herein to the contrary, if, as a result of or, in connection with an actual or proposed change in Tax law, an Exchange TRA Party reasonably believes that the existence of this Agreement could have material adverse Tax consequences to such Exchange TRA Party or any direct or indirect owner of such Exchange TRA Party, then at the written election of such Exchange TRA Party in its sole discretion (in an instrument signed by such Exchange TRA Party and delivered to the Corporation) and to the extent specified therein by such Exchange TRA Party, this Agreement shall cease to have further effect and shall not apply to an Exchange with respect to such Exchange TRA Party occurring after a date specified by such Exchange TRA Party, or may be amended by in a manner reasonably determined by such Exchange TRA Party; provided, that such amendment shall not result in an increase in any payments owed by the Corporation under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment; provided, further, that such amendment shall not have any adverse effect on any other TRA Party.

Section 7.14           Independent Nature of Rights and Obligations. The rights and obligations of the each TRA Party hereunder are several and not joint with the rights and obligations of any other Person. A TRA Party shall not be responsible in any way for the performance of the obligations of any other Person hereunder, nor shall a TRA Party have the right to enforce the rights or obligations of any other Person hereunder (other than the Corporation). Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any TRA Party pursuant hereto or thereto, shall be deemed to constitute the TRA Parties acting as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the TRA Parties are in any way acting in concert or as a group with respect to such rights or obligations or the transactions contemplated hereby, and the Corporation acknowledges that the TRA Party are not acting in concert or as a group and will not assert any such claim with respect to such rights or obligations or the transactions contemplated hereby.

Section 7.15           LLC Agreement. This Agreement shall be treated as part of the LLC Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.

Section 7.16            Tax Characterization and Elections. The parties intend that (A) each Direct Exchange shall give rise to Basis Adjustments, (B) each Redemption using cash contributed to the LLC by the Corporation shall be treated as a direct purchase of Units from the applicable Exchange TRA Parties pursuant to Section 707(a)(2)(B) of the Code that shall give rise to Basis Adjustments, (C) payments pursuant to this Agreement with respect to an Exchange (except with respect to amounts that constitute Imputed Interest) shall be treated as consideration in respect of such Exchange that give rise to additional Basis Adjustments, and (D) the rights received pursuant to this Agreement by the Reorganization TRA Parties and (without duplication) Tax Benefit Payments (excluding any amount that constitutes Imputed Interest thereon) made in respect of a Pre-Reorganization Covered Tax Asset will be treated as non-qualifying property or money giving rise to capital gain treatment for purposes of Section 356 of the Code received in the Reorganization. The Corporation will ensure that, on and after the date of this Agreement and continuing through the term of this Agreement, the LLC and each of its direct and indirect subsidiaries that they control and that is treated as a partnership for U.S. federal income Tax purposes will have in effect an election under Section 754 of the Code. The parties hereto agree to file their income Tax Returns in a manner consistent with this Section 7.16, except as otherwise required by a determination (within the meaning of Section 1313 of the Code).

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Section 7.17           Payment Amounts. The Corporation and the Exchange TRA Parties agree that, as of the date of this Agreement and as of the date of any future Exchange that may be subject to this Agreement, the aggregate value of the Tax Benefit Payments cannot be reasonably ascertained for U.S. federal income tax purposes. Notwithstanding anything to the contrary in this Agreement, if an Exchange TRA Party so notifies the Corporation, (i) the stated maximum selling price (within the meaning of Section 15a.453-1(c)(2) of the Treasury Regulations) with respect to a specified Exchange by such Exchange TRA Party shall not exceed two-hundred percent (200%) (or such other percentage as the relevant party shall specify of the amount of the initial consideration received in such Exchange (which, for the avoidance of doubt, shall include the amount of any cash and the fair market value of any Class A Common Stock received in such Exchange and shall exclude the fair market value of any Tax Benefit Payments) and (ii) the sum of the initial consideration received in connection with such Exchange and the aggregate Tax Benefit Payments paid to such Exchange TRA Party in respect of such Exchange (other than amounts accounted for as interest under the Code) shall not exceed such stated maximum selling price with respect to such Exchange. For the avoidance of doubt, this Section 7.17 shall not limit any amounts payable in connection with an Early Termination Payment.

[Signature Page Follows This Page]

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IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Vacasa, Inc.

By:	/s/ Matt Roberts
Name:	Matt Roberts
Title:	Chief Executive Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Vacasa Holdings LLC

By:	/s/ Matt Roberts
Name:	Matt Roberts
Title:	Chief Executive Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

MOSSYTREE INC.

By:	/s/ Eric Breon
Name:	Eric Breon
Title:	President

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

SLP V VENICE FEEDER I, L.P.

By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP VENICE HOLDINGS, L.P.

By:	SLP V Aggregator GP, L.L.C.
By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

RW VACASA AIV L.P.

By:	Riverwood Capital II L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RW INDUSTRIOUS BLOCKER L.P.

By:	Riverwood Capital II L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS II
(PARALLEL-B) L.P.

By:	Riverwood Capital II L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

[Signature Page to Tax Receivable Agreement]

RCP III VACASA AIV L.P.

By:	Riverwood Capital III L.P., its general partner
By :	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RCP III BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS III
(PARALLEL-B) LP.

By:	Riverwood CapitaI III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

[Signature Page to Tax Receivable Agreement]

RCP III (A) BLOCKER FEEDER L.P.

By :	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RCP III (A) VACASA AIV L.P.

By :	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

LEVEL EQUITY OPPORTUNITIES FUND 2015, L.P.

By:	Level Equity Partners II (GP), L.P., its general partner
By:	Level Equity Associates II, LLC, its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEVEL EQUITY OPPORTUNITIES FUND 2018, L.P.

By:	Level Equity Partners IV (GP), L.P., its general partner
By:	Level Equity Associates IV, LLC, its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

[Signature Page to Tax Receivable Agreement]

LEGP II AIV(B), L.P.

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP I VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP II VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEVEL EQUITY-VCS INVESTORS, LLC

By:	Level Equity Management, LLC, its manager

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

AMERICAN BANKERS INSURANCE GROUP, INC.

By:	/s/ Paul Meggs
Name:	Paul Meggs
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

NSG IV Blocked AIV, LP.

By:	/s/ Marc Lederman
Name:	Marc Lederman
Title:	COO

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

NSG IV UNBLOCKED AIV, L.P.

By:	/s/ Marc Lederman
Name:	Marc Lederman
Title:	COO

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

KEMNAY FUND INVESTORS LLC

By:	/s/ Angie Yee-Lois A. Jeffers
Name:	Angie Yee-Lois A. Jeffers
Title:	Authorised Signatories

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

OHANA HOLDINGS LLC

By:	/s/ Timothy R. Sarhatt
Name:	Timothy R. Sarhatt
Title:	Vice President

[Signature Page to Tax Receivable Agreement]

Travel + Leisure Charitable Foundation

By:	/s/ Kimberly A. Marshall
Name:	Kimberly A. Marshall
Title:	Chief Human Resources Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

PARTNERS FOR GROWTH IV, LP

By:	/s/ Andrew Kahn
Name:	Andrew Kahn
Title:	CEO and Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Paul Gorman
Paul Gorman

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Jody Odowick
Jody Odowick

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Chris Terrill
Chris Terrill

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Mike Dodson
Mike Dodson

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

VACASA EMPLOYEE HOLDINGS LLC

By:	/s/ Matt Roberts
Name:	Matt Roberts
Title:	Chief Executive Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Mike Xenakis
Mike Xenakis

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Matt Roberts
Matt Roberts

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Lisa Jurinka
Lisa Jurinka

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Jeff Flitton
Jeff Flitton

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Bob Milne
Bob Milne

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Jim Grube
Jim Grube

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Jamie Cohen
Jamie Cohen

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Craig Smith
Craig Smith

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

/s/ Chad Cohen
Chad Cohen

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

1999 Goldreyer Family Irrevocable Trust

By:	/s/ Brian Wood
Name:	Brian Wood
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Adam Chibib
Name:	Adam Chibib
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Adam Kohen
Name:	Adam Kohen
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Adams Street 2013 Direct Fund LP
By:	ASP 2013 Direct Management LP its General Partner
By:	ASP 2013 Direct Management LLC its General Partner
By:	Adams Street Partners, LLC its Managing Member

By:	/s/ Jeffrey T. Diehl
Name:	Jeffrey T. Diehl
Title:	Managing Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Adams Street 2014 Direct Fund LP
By:	ASP 2014 Direct Management LP its General Partner
By:	ASP 2014 Direct Management LLC its General Partner
By:	Adams Street Partners, LLC its Managing Member

By:	/s/ Jeffrey T. Diehl
Name:	Jeffrey T. Diehl
Title:	Managing Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Adams Street 2015 Direct Venture/Growth Fund LP
By:	ASP 2015 Direct Management LP its General Partner
By:	ASP 2015 Direct Management LLC its General Partner
By:	Adams Street Partners, LLC its Managing Member

By:	/s/ Jeffrey T. Diehl
Name:	Jeffrey T. Diehl
Title:	Managing Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Adams Street 2016 Direct Venture/Growth Fund LP
By:	ASP 2016 Direct Management LP its General Partner
By:	ASP 2016 Direct Management LLC its General Partner
By:	Adams Street Partners, LLC its Managing Member

By:	/s/ Jeffrey T. Diehl
Name:	Jeffrey T. Diehl
Title:	Managing Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Adams Street 2017 Direct Venture/Growth Fund LP
By:	ASP 2017 Direct Management LP its General Partner
By:	ASP 2017 Direct Management LLC its General Partner
By:	Adams Street Partners, LLC its Managing Member

By:	/s/ Jeffrey T. Diehl
Name:	Jeffrey T. Diehl
Title:	Managing Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Adams Street Venture/Growth Fund VI LP
By:	ASP VG Management VI LP its General Partner
By:	ASP VG Management VI LLC its General Partner
By:	Adams Street Partners, LLC its Managing Member

By:	/s/ Jeffrey T. Diehl
Name:	Jeffrey T. Diehl
Title:	Managing Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Ai Lin Rachael Hyde
Name:	Ai Lin Rachael Hyde
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

AK Holdings LLC

By:	/s/ Pradeep Singh
Name:	Pradeep Singh
Title:	Manager

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Alexis de Belloy
Name:	Alexis de Belloy
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Allison McGuirk
Name:	Allison McGuirk
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 2 BL, LLC
By: Altos Hybrid 2 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 2 N, LLC
By: Altos Hybrid 2 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 2 P-FIO, LLC
By: Altos Hybrid 2 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 2 P-M, LLC
By: Altos Hybrid 2 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 2 P-MSF, LLC
By: Altos Hybrid 2 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 2 V, LLC
By: Altos Hybrid 2 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 2, L.P.
By: Altos Hybrid 2 GP, LLC
Its: General Partner

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 3 B, LLC
By: Altos Hybrid 3 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 3 GS, LLC
By: Altos Hybrid 3 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 3 I, LLC
By: Altos Hybrid 3 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 3 M, LLC
By: Altos Hybrid 3 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid 3 T, LLC
By: Altos Hybrid 3 GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid BF, LLC
By: Altos Hybrid GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid BL, LLC
By: Altos Hybrid GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid D, LLC
By: Altos Hybrid GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid G, LLC
By: Altos Hybrid GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid I, LLC
By: Altos Hybrid GP, LLC
Its: Manager

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Altos Hybrid, L.P.
By: Altos Hybrid GP, LLC
Its: General Partner

/s/ Anthony P. Lee
Anthony P. Lee
Managing Director

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Amanda Hartfield
Name:	Amanda Hartfield
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Andrew Friedrich
Name:	Andrew Friedrich
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Ann Molina
Name:	Ann Molina
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Avni Doshi
Name:	Avni Doshi
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Banczak Children's 2020 Gift Trust

By:	/s/ Eric Goldreyer
Name:	Eric Goldreyer
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Beth A. Birnbaum Revocable Trust

By:	/s/ Beth Birnbaum
Name:	Beth Birnbaum
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Brad Diseker
Name:	Brad Diseker
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Brandon Calley
Name:	Brandon Calley
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Brian Megless
Name:	Brian Megless
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Brionna Guerrero
Name:	Brionna Guerrero
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Brock cooper
Name:	Brock cooper
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Bryan Byrne
Name:	Bryan Byrne
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Caitlin Roan
Name:	Caitlin Roan
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Calvin Larson
Name:	Calvin Larson
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Carey Shindler
Name:	Carey Shindler
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Carl Shepherd
Name:	Carl Shepherd
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Chelsea Knudsen
Name:	Chelsea Knudsen
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Chelsea Vernon
Name:	Chelsea Vernon
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Chris Bender
Name:	Chris Bender
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Christina McElroy
Name:	Christina McElroy
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Christopher kennedy
Name:	Christopher kennedy
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Christopher Lopez-Renteria
Name:	Christopher Lopez-Renteria
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Clayton Massey
Name:	Clayton Massey
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Cody Mikel
Name:	Cody Mikel
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Courtney O’Connor
Name:	Courtney O’Connor
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Crystal bradstreet
Name:	Crystal bradstreet
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Daniel Lampe
Name:	Daniel Lampe
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Darren Osti
Name:	Darren Osti
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Dennis Kashkin
Name:	Dennis Kashkin
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Desiree Tien
Name:	Desiree Tien
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Dome Patrol, LLC

By:	/s/ Sean Greenberg
Name:	Sean Greenberg
Title:	Manager

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Doug Squires
Name:	Doug Squires
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Dunn Family Trust U/A 7/01/2001

By:	/s/ Timothy J. Dunn
Name:	Timothy J. Dunn
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Duygu Dagli
Name:	Duygu Dagli
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Eduardo Batlle
Name:	Eduardo Batlle
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

ELG 2020 Lifetime Family Trust

By:	/s/ Eric Goldreyer
Name:	Eric Goldreyer
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Elizabeth Mahon Mulhern
Name:	Elizabeth Mahon Mulhern
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Elizabeth Mertens
Name:	Elizabeth Mertens
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Elizabeth Morin
Name:	Elizabeth Morin
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Emily Breaker
Name:	Emily Breaker
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Erik Frain
Name:	Erik Frain
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Erik Waldo
Name:	Erik Waldo
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Francesca Watson-McFeely
Name:	Francesca Watson-McFeely
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Geoffrey Grigsby
Name:	Geoffrey Grigsby
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Grant Clark
Name:	Grant Clark
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Grant Davis
Name:	Grant Davis
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Greenspring Secondaries Fund II, L.P.

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Chief Operating Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Greg Bohn
Name:	Greg Bohn
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Greg Mrva
Name:	Greg Mrva
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Gregory Slyngstad
Name:	Gregory Slyngstad
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Gregg Abernathy
Name:	Gregg Abernathy
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

The Gregg Brockway and Anna Brockway 2004 Revocable Trust

By:	/s/ Gregg Brockway
Name:	Gregg Brockway
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Gregory Papadin
Name:	Gregory Papadin
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Harmony Partners III, L.P.

By:	/s/ Mark Lotke
Name:	Mark Lotke
Title:	Managing Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Howard Story
Name:	Howard Story
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

The J. Paul Getty Trust

By:	/s/ James Williams
Name:	James Williams
Title:	Vice-President and Chief Investment Officer

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jacob Surface
Name:	Jacob Surface
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ James McKee
Name:	James McKee
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ James A Wertz
Name:	James A Wertz
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jana Harden
Name:	Jana Harden
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jason Gueco
Name:	Jason Gueco
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jason Wilson
Name:	Jason Wilson
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jeff O'Brien
Name:	Jeff O'Brien
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jennifer Gallardo
Name:	Jennifer Gallardo
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jennifer Kinsella
Name:	Jennifer Kinsella
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jessica Davis
Name:	Jessica Davis
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

JetBlue Technology Ventures, L.L.C.

By:	/s/ Amy Burr
Name:	Amy Burr
Title:	President

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jill Baggett
Name:	Jill Baggett
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Joel Berner
Name:	Joel Berner
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Joey levin
Name:	Joey levin
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ John Banczak
Name:	John Banczak
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

John Banczak 2014 Irrevocable Trust

By:	/s/ Heather Banczak
Name:	Heather Banczak
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ John Janco
Name:	John Janco
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ John Jensen
Name:	John Jensen
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ John Roediger
Name:	John Roediger
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jonathan Maher
Name:	Jonathan Maher
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jonathan Schreck
Name:	Jonathan Schreck
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jonathan P Simmons
Name:	Jonathan P Simmons
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Jose Ochoa
Name:	Jose Ochoa
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Joseph Mathews
Name:	Joseph Mathews
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Joseph Peter Slaga
Name:	Joseph Peter Slaga
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Joshua Cronin
Name:	Joshua Cronin
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Joshua Caswell
Name:	Joshua Caswell
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Joshua Ewing
Name:	Joshua Ewing
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Julie Overton
Name:	Julie Overton
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Justin Hunt
Name:	Justin Hunt
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Justin Jurist
Name:	Justin Jurist
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Karen Bodu
Name:	Karen Bodu
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Karina Mullen
Name:	Karina Mullen
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Kary Guthrie
Name:	Kary Guthrie
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Kathryn Isaacson
Name:	Kathryn Isaacson
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Keith Amaker
Name:	Keith Amaker
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Kenneth Wilson
Name:	Kenneth Wilson
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Kurt Engert
Name:	Kurt Engert
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Kristen Okuniewski
Name:	Kristen Okuniewski
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Lauren Luft
Name:	Lauren Luft
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Lennis Raynell Pugh
Name:	Lennis Raynell Pugh
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Lisa Huynh
Name:	Lisa Huynh
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Luke Marino
Name:	Luke Marino
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Mallory Harpel
Name:	Mallory Harpel
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Mark Giannelli
Name:	Mark Giannelli
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Brian R. Cruver
Name:	Brian R. Cruver
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Matthew Gregory
Name:	Matthew Gregory
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Melissa Cadwallader
Name:	Melissa Cadwallader
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Melissa Meron
Name:	Melissa Meron
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Meni Koulakiotis
Name:	Meni Koulakiotis
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Michael Adler
Name:	Michael Adler
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Michael Joseph
Name:	Michael Joseph
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Michael Stephens
Name:	Michael Stephens
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Michael Viglione
Name:	Michael Viglione
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Molly Rupprecht
Name:	Molly Rupprecht
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Morgan Flager
Name:	Morgan Flager
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Nichole McHugh
Name:	Nichole McHugh
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Nicole Prentice Williams
Name:	Nicole Prentice Williams
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Paul Azevedo
Name:	Paul Azevedo
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Paulina Kathryn Clark

By:	/s/ Thomas J. Clark
Name:	Thomas J. Clark
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Perrine Coursen
Name:	Perrine Coursen
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Peterson Capital Partners LP

By:	/s/ Karl Peterson
Name:	Karl Peterson
Title:	President

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Rami Legha
Name:	Rami Legha
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Ramona Bieber
Name:	Ramona Bieber
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Richard Ibeh
Name:	Richard Ibeh
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Richard N. Barton
Name:	Richard N. Barton
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Ricky Nagaoka
Name:	Ricky Nagaoka
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Robert butts
Name:	Robert butts
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Robert W Greyber
Name:	Robert W Greyber
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Robert Hohman
Name:	Robert Hohman
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Ronald Nagy
Name:	Ronald Nagy
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Russ Sach
Name:	Russ Sach
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Russ T Sach Revokable Trust - May 26, 2006

By:	/s/ Russell T. Sach
Name:	Russell T. Sach
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Ryan Kowtun
Name:	Ryan Kowtun
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Sarah Carter
Name:	Sarah Carter
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Scott Gerber
Name:	Scott Gerber
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Scott Hintz
Name:	Scott Hintz
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Shari E Schroder
Name:	Shari E Schroder
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Silverton Partners IV, L.P.

By:	/s/ Morgan Flager
Name:	Morgan Flager
Title:	General Partner

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Spencer Rascoff
Name:	Spencer Rascoff
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Stacey Conrad
Name:	Stacey Conrad
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Susie Lee
Name:	Susie Lee
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Tatiana Gebing
Name:	Tatiana Gebing
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Taylor Kelly
Name:	Taylor Kelly
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

The Fitzpatrick Brockway Trust U/A DTD 2/13/2007

By:	/s/ Gregg Brockway
Name:	Gregg Brockway
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

The Oliver Brockway Trust U/A DTD 2/13/2007

By:	/s/ Gregg Brockway
Name:	Gregg Brockway
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

The Phoebe Brockway Trust U/A DTD 2/13/2007

By:	/s/ Gregg Brockway
Name:	Gregg Brockway
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Thomas J. Clark
Name:	Thomas Clark
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Thomas Joseph Clark, II UTMA/TX No. 660-11151

By:	/s/ Thomas J. Clark
Name:	Thomas J. Clark
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Tim MacDonald
Name:	Tim MacDonald
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Tyler Herschap
Name:	Tyler Herschap
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Vanessa Escobedo Barba
Name:	Vanessa Escobedo Barba
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Vicki Brown
Name:	Vicki Brown
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Victoria Davis
Name:	Victoria Davis
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Wesley Walker
Name:	Wesley Walker
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

William Franklin Investments, LLC

By:	/s/ Ronald Dollens
Name:	Ronald W. Dollens
Title:	Member

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Yakini Stephens
Name:	Yakini Stephens
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Conner Keele
Name:	Conner Keele
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Comerica Ventures Incorporated

By:	/s/ LaReeda Rentie
Name:	LaReeda Rentie
Title:	Vice President

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

By:	/s/ Lauren Frazier
Name:	Lauren Frazier
Title:

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Marketdriver, LLC

By:	/s/ Brian R. Cruver
Name:	Brian R. Cruver
Title:	Manager

[Signature Page to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

Russ T Sach Revocable Trust - May 26, 2006

By:	/s/ Russell T. Sach
Name:	Russell T. Sach
Title:	Trustee

[Signature Page to Tax Receivable Agreement]

Exhibit A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of _________________, 20___ (this “Joinder”), is delivered pursuant to that certain Tax Receivable Agreement, dated as of [December 6, 2021] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Tax Receivable Agreement”) by and among Vacasa, Inc., a Delaware corporation (the “Corporation”), Vacasa Holdings LLC, a Delaware limited liability company (the “LLC”), and the other persons from time to time party thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Tax Receivable Agreement.

1.            Joinder to the Tax Receivable Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Corporation, the undersigned hereby is and hereafter will be a [Reorganization/Exchange] TRA Party under the Tax Receivable Agreement and a party thereto, with all the rights, privileges and responsibilities of a [Reorganization/Exchange] TRA Party thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Tax Receivable Agreement as if it had been a signatory thereto as of the date thereof.

2.            Incorporation by Reference. All terms and conditions of the Tax Receivable Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.

3.            Address. All notices under the Tax Receivable Agreement to the undersigned shall be direct to:

[Name]
[Address]
[City, State, Zip Code]
Attn:

E-mail:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF NEW PARTY]

By:
Name:
Title:

Acknowledged and agreed

as of the date first set forth above:

[●]

By:
Name:
Title: